UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On February 28, 2013, Isle of Capri Casinos, Inc. (the “Company”) issued a press release announcing an offering of $350.0 million of senior notes due 2021.  A copy of the press release is attached hereto as Exhibit 99.1.

Concurrent with the offering, the Company is in discussions with the lenders under its existing credit facility to amend its existing credit facility, dated as of July 26, 2007, as amended on February 17, 2010, as amended and restated on March 25, 2011 and as amended on November 21, 2012 (as amended, the “Amended Credit Facility”). The Company anticipates entering into the amendment to the existing credit facility shortly after the completion of the offering of the notes and prior to the end of the fourth quarter of fiscal 2013 (or as soon thereafter as all necessary regulatory approvals have been received). The Company expects that the Amended Credit Facility, if executed, will have a revolving credit facility in an aggregate principal amount of up to $300.0 million, which amount may be increased in accordance with the terms of the Amended Credit Facility, will mature in 2018 and will not include a term loan facility. The Company also anticipates that the Amended Credit Facility will include other terms similar to those in its Existing Credit Facility. The foregoing description of the Amended Credit Facility, including the anticipated timing for entering into the amendment to the existing credit facility, reflects only the Company’s current expectations. It is possible that the Company will not enter into an Amended Credit Facility or, if it does, that the terms of the Amended Credit Facility will differ, perhaps substantially, from those described in this paragraph.

Forward-Looking Statement

This Current Report on Form 8-K contains forward-looking statements, which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, weather, permits, competition and business conditions in the gaming industry. The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.

Additional information concerning potential factors that could affect the Company’s financial condition, results of operations and expansion projects, is included in the filings of the Company with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: February 28, 2013	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release.